UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-04700

                                       The Gabelli Equity Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                   Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Equity Trust Inc.

Annual Report — December 31, 2017

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA Chief Investment Officer	Christopher J. Marangi Co-Chief Investment Officer BA, Williams College MBA, Columbia Business School	Kevin V. Dreyer Co-Chief Investment Officer BSE, University of Pennsylvania MBA, Columbia Business School	Robert D. Leininger, CFA Portfolio Manager BA, Amherst College MBA, Wharton School, University of Pennsylvania	Daniel M. Miller Managing Director, GAMCO Investors BS, University of Miami

To Our Shareholders,

For the year ended December 31, 2017, the net asset value (“NAV”) total return of The Gabelli Equity Trust Inc. (the “Fund”) was 24.6%, compared with total returns of 21.8% and 28.1% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. The total return for the Fund’s publicly traded shares was 24.6%. The Fund’s NAV per share was $6.47, while the price of the publicly traded shares closed at $6.19 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2017.

Comparative Results

Average Annual Returns through December 31, 2017 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Since Inception (08/21/86)
Gabelli Equity Trust
NAV Total Return (b)	24.64%	14.41%	8.11%	12.19%	9.31%	10.61%	11.05%
Investment Total Return (c)	24.65	13.56	7.54	11.08	8.80	10.40	10.61
S&P 500 Index	21.83	15.79	8.50	9.92	7.20	9.69	10.29(d)
Dow Jones Industrial Average	28.07	16.31	9.24	10.24	8.35	10.96	11.38(d)
Nasdaq Composite Index	29.80	19.50	11.35	12.81	8.67	9.73	10.00(e)

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains. Since inception return is based on an initial offering price of $10.00.

(d)	From August 31, 1986, the date closest to the Fund’s inception for which data are available.
(e)	From September 30, 1986, the date closest to the Fund’s inception for which data are available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2017:

The Gabelli Equity Trust Inc.

Food and Beverage	11.2%
Financial Services	9.6%
U.S. Government Obligations	8.7%
Entertainment	5.6%
Equipment and Supplies	5.6%
Diversified Industrial	4.8%
Health Care	4.3%
Energy and Utilities	3.9%
Consumer Services	3.8%
Automotive: Parts and Accessories	3.6%
Consumer Products	3.6%
Cable and Satellite	3.1%
Business Services	2.9%
Telecommunications	2.9%
Machinery	2.5%
Electronics	2.3%
Aerospace and Defense	2.3%
Retail	2.2%
Broadcasting	2.2%
Specialty Chemicals	2.1%
Hotels and Gaming	1.7%

Aviation: Parts and Services	1.6%
Environmental Services	1.5%
Wireless Communications	0.9%
Telecommunication Services	0.9%
Building and Construction	0.8%
Automotive	0.8%
Computer Software and Services	0.7%
Closed-End Funds	0.7%
Metals and Mining	0.6%
Communications Equipment	0.6%
Publishing	0.5%
Agriculture	0.5%
Transportation	0.4%
Real Estate	0.4%
Manufactured Housing and Recreational Vehicles	0.1%
Real Estate Investment Trusts	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Equity Trust Inc.

Portfolio Changes — Quarter Ended December 31, 2017 (Unaudited)

	Shares	Ownership at December 31, 2017
NET PURCHASES
Common Stocks
Altice USA Inc., Cl. A	5,000	25,000
Astec Industries Inc.	3,000	3,000
Axalta Coating Systems Ltd.	15,000	15,000
Baker Hughes, a GE Company	30,000	80,000
Bed Bath & Beyond Inc.	15,000	15,000
BioScrip Inc.	167,689	3,225,431
Blackhawk Network Holdings Inc.	46,523	79,123
Bristol-Myers Squibb Co.	40,000	136,300
CenturyLink Inc.	85,250	85,250
Charter Communications Inc., Cl. A	3,000	32,358
CNH Industrial NV	29,918	100,010
Costco Wholesale Corp.	2,000	40,000
Delphi Technologies plc(a)	15,000	15,000
Diebold Nixdorf Inc.	73,000	175,000
Discovery Communications Inc., Cl. A	10,000	245,800
DISH Network Corp., Cl. A	7,500	82,400
Donnelley Financial Solutions, Inc.	5,000	52,000
Dycom Industries Inc.	3,000	5,000
Entercom Communications Corp., Cl. A	93,900	150,000
Financial Engines Inc.	3,000	11,000
Flowserve Corp.	10,000	217,000
FNF Group	30,000	30,000
Forum Energy Technologies Inc.	15,000	15,000
General Electric Co.	57,000	210,000
Genuine Parts Co.	7,800	249,200
Gogo Inc.	70,000	175,000
Halliburton Co.	15,000	206,700
Hewlett Packard Enterprise Co.	56,500	206,500
Hostess Brands Inc.	8,000	8,000
Incyte Corp.	1,000	5,000
Internap Corp.(b)	50,375	50,375
K2M Group Holdings Inc.	52,460	52,460
Liberty Ventures, Cl. A	3,000	48,398
Loral Space & Communications Inc.	20,000	43,000
Macy’s Inc.	5,000	331,000
Mattel Inc.	26,000	31,000
MBIA Inc.	55,000	55,000
Mondelēz International Inc., Cl. A	30,000	360,000
Mueller Water Products Inc., Cl. A	3,000	12,000
Naspers Ltd., Cl. N	1,000	1,000
PACCAR Inc.	1,000	70,000
Pandora Media Inc.	129,000	165,000
PG&E Corp.	14,000	14,000
Phillips 66	8,000	32,100
Post Holdings Inc.	4,000	36,000
Reading International Inc., Cl. A	10,000	10,000
Rolls-Royce Holdings plc, Cl. C(c)	55,614,000	55,614,000
Sika AG, Cl. B	152	152
Sinclair Broadcast Group Inc., Cl. A	20,000	20,000
Stericycle Inc.	3,000	13,000

	Shares	Ownership at December 31, 2017
Tenneco Inc.	29,513	29,513
Textron Inc.	17,000	17,000
The Manitowoc Co. Inc.(d)	1,000	1,000
The Bank of New York Mellon Corp.	2,000	212,500
Twenty-First Century Fox Inc., Cl. A	15,000	385,000
Viacom Inc., Cl. A	1,026	280,547
Weatherford International plc	187,300	222,300
Zimmer Biomet Holdings Inc.	2,000	11,600

NET SALES
Common Stocks
Adient plc	(2,672)	20,162
Advance Auto Parts Inc.	(7,500)	7,500
Agilent Technologies Inc.	(6,000)	—
Akorn Inc.	(10,000)	—
Alere Inc.	(4,000)	—
Alphabet Inc., Cl. C	(750)	3,250
American Express Co.	(34,000)	362,000
AMETEK Inc.	(1,000)	413,000
Aptiv plc(a)	(3,000)	9,500
Armstrong Flooring Inc.	(32,400)	92,790
Ascent Capital Group Inc.	(3,000)	—
AT&T Inc.	(15,000)	90,000
Becton, Dickinson and Co.	(7,500)	—
Boston Scientific Corp.	(10,000)	250,000
Brown-Forman Corp., Cl. A	(15,950)	20,000
CBS Corp., Cl. A, Voting	(500)	241,800
Corning Inc.	(60,000)	310,000
Crane Co.	(1,000)	170,100
Curtiss-Wright Corp.	(5,500)	245,300
CVS Health Corp.	(12,900)	104,000
Dana Inc.	(10,000)	230,900
DaVita Inc.	(10,000)	—
Deere & Co.	(36,000)	185,000
Diageo plc	(24,660)	136,340
DigitalGlobe Inc.(e)	(13,000)	—
Donaldson Co. Inc.	(4,000)	327,800
EchoStar Corp., Cl. A	(5,715)	36,985
Edgewell Personal Care Co.	(17,700)	182,000
Emerson Electric Co.	(4,000)	—
Energizer Holdings Inc.	(5,000)	141,000
Entertainment One Ltd.	(25,000)	50,000
Exxon Mobil Corp.	(6,000)	51,600
Fortress Investment Group LLC	(50,000)	—
Greif Inc., Cl. A	(5,000)	127,000
Grupo Televisa SAB	(2,000)	531,000
H.B. Fuller Co.	(1,000)	34,000
HD Supply Holdings Inc.	(10,000)	19,100
Herc Holdings Inc.	(10,900)	91,659
Hertz Global Holdings Inc.	(12,500)	207,500
Honeywell International Inc.	(6,000)	313,000
IDEX Corp.	(14,000)	215,000

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Portfolio Changes (Continued) — Quarter Ended December 31, 2017 (Unaudited)

	Shares	Ownership at December 31, 2017
Integrated Device Technology Inc.	(22,500)	—
Intel Corp.	(4,000)	50,000
Internap Corp.(b)	(426,500)	—
International Flavors & Fragrances Inc.	(1,000)	70,000
Inventure Foods Inc.	(323,793)	—
ITT Inc.	(20,000)	97,000
Janus Henderson Group plc	(20,000)	100,000
Jason Industries Inc.	(29,795)	365,590
Landauer Inc.	(50,000)	—
Liberty Broadband Corp., Cl. C	(2,000)	64,192
Liberty Expedia Holdings Inc., Cl. A	(5,000)	18,642
Liberty Global plc, Cl. A	(5,900)	145,605
Liberty Media Corp.-Liberty Braves, Cl. A	(1,200)	9,500
Mastercard Inc., Cl. A	(22,000)	267,000
Meredith Corp.	(600)	81,700
MGM Resorts International	(30,000)	66,595
Micro Focus International plc	(5,715)	12,000
NCR Corp.	(1,000)	20,000
Newell Brands Inc.	(43,000)	—
News Corp., Cl. A	(13,000)	133,600
NuVasive Inc.	(7,237)	40,263
Och-Ziff Capital Management Group LLC, Cl. A	(100,000)	60,000
O’Reilly Automotive Inc.	(1,500)	81,000
Patterson-UTI Energy Inc.	(20,000)	50,000
Penske Automotive Group Inc.	(2,000)	30,000
PepsiCo Inc.	(10,000)	170,000
Pinnacle Entertainment Inc.	(6,000)	18,000
Republic Services Inc.	(8,800)	222,000
Rollins Inc.	(155,000)	1,363,000

	Shares	Ownership at December 31, 2017
S&P Global Inc.	(30,000)	75,300
Sensient Technologies Corp.	(5,000)	172,800
Swedish Match AB	(2,000)	814,900
T. Rowe Price Group Inc.	(1,000)	112,400
Teva Pharmaceutical Industries Ltd.	(15,000)	5,000
Texas Instruments Inc.	(2,000)	238,000
The Interpublic Group of Companies Inc.	(5,000)	285,000
The Madison Square Garden Co, Cl. A	(3,333)	99,867
The Manitowoc Co. Inc.(d)	(4,000)	—
Time Warner Inc.	(3,000)	126,800
Twenty-First Century Fox Inc., Cl. A	(45,000)	515,200
UnitedHealth Group Inc.	(12,000)	58,000
Verizon Communications Inc.	(6,000)	119,000
Waste Management Inc.	(3,800)	153,600
Westar Energy Inc.	(4,999)	143,001
William Demant Holding A/S	(9,000)	250,000
Xylem Inc.	(5,000)	252,000

(a)   1 Delphi Technologies plc share for every 3 shares of Aptiv plc (renamed from Delphi Automotive plc) held. 15,000 shares were purchased after the sale of 3,167 shares acquired through spin-off.

(b)   1 new share of Internap Corp.(#45885A409) for every 4 shares of Internap Corp.(#45885A300). 25,000 shares were sold after the Reverse Stock Split.

(c)    Spin-off - 46 shares of Rolls-Royce Holdings plc, Cl. C for every 1 share of Rolls-Royce Holdings plc held.

(d)   Consolidation of Shares - 1 new share for every 4 old shares held.

(e)   Merger - $17.50 cash plus 0.3132 share of new Macdonald Dettwiler and Associates Ltd for every 1 share of DigitalGlobe Inc. held.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS — 90.6%
	Food and Beverage — 11.2%
3,000	Ajinomoto Co. Inc.	$52,866	$ 56,472
105,200	Brown-Forman Corp., Cl. A	1,820,590	7,073,648
20,000	Brown-Forman Corp., Cl. B	793,678	1,373,400
63,800	Campbell Soup Co.	1,781,130	3,069,418
65,000	Chr. Hansen Holding A/S	2,725,303	6,096,991
15,000	Coca-Cola European Partners plc	275,290	597,750
135,000	Conagra Brands Inc.	4,266,922	5,085,450
30,000	Constellation Brands Inc., Cl. A	376,266	6,857,100
18,000	Crimson Wine Group Ltd.†	91,848	192,060
201,500	Danone SA	9,779,634	16,911,745
1,277,600	Davide Campari-Milano SpA	3,498,059	9,879,694
136,340	Diageo plc, ADR	12,287,694	19,909,730
82,400	Dr Pepper Snapple Group Inc.	2,704,892	7,997,744
80,000	Flowers Foods Inc.	263,976	1,544,800
76,200	Fomento Economico Mexicano SAB de CV, ADR	1,872,322	7,155,180
55,000	General Mills Inc.	2,252,522	3,260,950
1,848,400	Grupo Bimbo SAB de CV, Cl. A	2,624,248	4,095,857
41,300	Heineken NV	1,962,995	4,307,699
8,000	Hostess Brands Inc.†	96,065	118,480
11,000	Ingredion Inc.	162,440	1,537,800
105,000	ITO EN Ltd.	2,422,898	4,137,564
27,000	Kellogg Co.	1,489,530	1,835,460
64,000	Kerry Group plc, Cl. A	735,609	7,184,488
86,666	Lamb Weston Holdings Inc.	2,655,649	4,892,296
9,700	LVMH Moet Hennessy Louis Vuitton SE	335,341	2,856,090
45,000	Maple Leaf Foods Inc.	828,035	1,282,339
360,000	Mondelēz International Inc., Cl. A	13,102,609	15,408,000
14,000	Morinaga Milk Industry Co. Ltd.	299,202	633,681
41,000	Nestlé SA	1,791,828	3,525,886
170,000	PepsiCo Inc.	12,136,114	20,386,400
39,200	Pernod Ricard SA	3,228,300	6,206,134
36,000	Post Holdings Inc.†	1,666,611	2,852,280
40,000	Remy Cointreau SA	2,377,486	5,543,290
55,000	The Kraft Heinz Co.	1,910,653	4,276,800
99,600	The Coca-Cola Co.	3,092,328	4,569,648
32,000	The Hain Celestial Group Inc.†	214,736	1,356,480
3,000	The J.M. Smucker Co.	149,101	372,720
131,000	Tootsie Roll Industries Inc.	1,755,700	4,768,400
48,000	Tyson Foods Inc., Cl. A	397,211	3,891,360
341,000	Yakult Honsha Co. Ltd.	9,700,538	25,724,429

		109,978,219	228,825,713

Shares		Cost	Market Value
	Financial Services — 9.6%
362,000	American Express Co.(a)	$26,543,022	$35,950,220
25,000	American International Group Inc.	1,374,505	1,489,500
14,520	Argo Group International Holdings Ltd.	389,834	895,158
72,000	Banco Santander SA, ADR	545,542	470,880
114	Berkshire Hathaway Inc., Cl. A†	335,298	33,926,401
79,123	Blackhawk Network Holdings Inc.†	2,689,076	2,820,735
12,800	CIT Group Inc.	548,363	630,144
88,000	Citigroup Inc.	4,162,621	6,548,080
9,000	Cullen/Frost Bankers Inc.	665,261	851,850
24,000	Deutsche Bank AG	679,775	456,720
11,000	Financial Engines Inc.	364,369	333,300
30,000	FNF Group	1,064,754	1,177,200
68,000	H&R Block Inc.	1,532,208	1,782,960
40,000	Interactive Brokers Group Inc., Cl. A	643,310	2,368,400
100,000	Janus Henderson Group plc	3,032,331	3,826,000
61,400	JPMorgan Chase & Co.	3,250,397	6,566,116
29,800	Kinnevik AB, Cl. A	494,015	1,039,336
145,000	Legg Mason Inc.	4,109,572	6,087,100
88,000	Leucadia National Corp.	1,259,355	2,331,120
14,000	Loews Corp.	558,454	700,420
125,000	Marsh & McLennan Companies Inc.	3,772,923	10,173,750
55,000	MBIA Inc.†	424,467	402,600
9,000	Moody’s Corp.	312,150	1,328,490
60,000	Och-Ziff Capital Management Group LLC, Cl. A	144,675	150,000
20,000	PayPal Holdings Inc.†	651,955	1,472,400
75,300	S&P Global Inc.	4,144,836	12,755,820
124,100	State Street Corp.	5,719,003	12,113,401
17,000	SunTrust Banks Inc.	358,050	1,098,030
10,000	Synchrony Financial	275,012	386,100
112,400	T. Rowe Price Group Inc.	4,543,039	11,794,132
212,500	The Bank of New York Mellon Corp.	6,816,744	11,445,250
20,000	The Charles Schwab Corp.	292,250	1,027,400
12,300	The Dun & Bradstreet Corp.	292,691	1,456,443
10,000	The PNC Financial Services Group Inc.	956,448	1,442,900
3,000	TransUnion†	128,898	164,880
13,000	W. R. Berkley Corp.	476,775	931,450
150,000	Waddell & Reed Financial Inc., Cl. A	3,429,408	3,351,000
235,000	Wells Fargo & Co.	7,377,851	14,257,450

		94,359,237	196,003,136

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Entertainment — 5.6%
32,358	Charter Communications Inc., Cl. A†	$6,682,641	$ 10,870,994
41,600	Discovery Communications Inc., Cl. A†	1,391,742	931,008
245,800	Discovery Communications Inc., Cl. C†	2,901,802	5,203,586
50,000	Entertainment One Ltd.	140,629	219,736
531,000	Grupo Televisa SAB, ADR	8,086,568	9,913,770
9,500	Liberty Media Corp.- Liberty Braves, Cl. A†	194,129	209,475
79,758	Liberty Media Corp.- Liberty Braves, Cl. C†	1,347,050	1,772,223
48,641	Lions Gate Entertainment Corp., Cl. B†	1,269,530	1,543,865
10,000	Live Nation Entertainment Inc.†	274,451	425,700
18,000	Pinnacle Entertainment Inc.†	201,240	589,140
10,000	Reading International Inc., Cl. A†	160,239	167,000
99,867	The Madison Square Garden Co, Cl. A†	6,463,460	21,056,957
126,800	Time Warner Inc.	7,434,267	11,598,396
40,000	Tokyo Broadcasting System Holdings Inc.	796,181	998,979
515,200	Twenty-First Century Fox Inc., Cl. A	5,438,417	17,789,856
385,000	Twenty-First Century Fox Inc., Cl. B	8,751,925	13,136,200
70,000	Universal Entertainment Corp.	1,103,319	2,578,212
280,547	Viacom Inc., Cl. A	13,228,428	9,791,090
225,000	Vivendi SA	5,431,276	6,052,625

		71,297,294	114,848,812

	Equipment and Supplies — 5.6%
413,000	AMETEK Inc.	10,597,950	29,930,110
7,000	Amphenol Corp., Cl. A	12,928	614,600
94,000	CIRCOR International Inc.	3,412,305	4,575,920
327,800	Donaldson Co. Inc.	5,610,939	16,045,810
217,000	Flowserve Corp.	4,775,913	9,142,210
37,400	Franklin Electric Co. Inc.	215,706	1,716,660
19,100	HD Supply Holdings Inc.†	598,387	764,573
215,000	IDEX Corp.	12,273,358	28,373,550
43,000	Ingersoll-Rand plc	928,418	3,835,170
40,100	Mueller Industries Inc.	944,025	1,420,743
12,000	Mueller Water Products Inc., Cl. A	144,471	150,360
13,000	Sealed Air Corp.	208,280	640,900
45,000	Tenaris SA, ADR	1,981,220	1,433,700
10,000	The Greenbrier Companies Inc.	198,206	533,000
1,000	The Manitowoc Co. Inc.†	5,854	39,340

Shares		Cost	Market Value

80,000	The Timken Co.	$3,018,718	$ 3,932,000
59,600	The Weir Group plc	250,790	1,708,352
125,000	Watts Water Technologies Inc., Cl. A	3,970,158	9,493,750
4,000	Welbilt Inc.†	19,597	94,040

		49,167,223	114,444,788

	Diversified Industrial — 4.8%
500	Acuity Brands Inc.	12,751	88,000
160,000	Ampco-Pittsburgh Corp.	2,128,534	1,984,000
170,100	Crane Co.	6,754,783	15,176,322
210,000	General Electric Co.	4,710,251	3,664,500
127,000	Greif Inc., Cl. A	2,692,735	7,693,660
10,000	Greif Inc., Cl. B	635,644	693,500
76,442	Griffon Corp.	1,430,038	1,555,595
313,000	Honeywell International Inc.	26,921,363	48,001,680
97,000	ITT Inc.	1,308,580	5,176,890
11,000	Jardine Strategic Holdings Ltd.	222,951	435,380
40,000	Kennametal Inc.	895,654	1,936,400
50,000	Myers Industries Inc.	818,952	975,000
85,000	Park-Ohio Holdings Corp.	892,930	3,905,750
9,666	Rayonier Advanced Materials Inc.	160,768	197,670
30,000	Rexnord Corp.†	630,867	780,600
18,000	ServiceMaster Global Holdings Inc.†	682,453	922,860
15,000	Sulzer AG	739,785	1,819,488
17,000	Textron Inc.	967,569	962,030
100,000	Toray Industries Inc.	771,663	942,978
12,000	Tredegar Corp.	171,530	230,400
46,000	Trinity Industries Inc.	619,878	1,723,160

		54,169,679	98,865,863

	Health Care — 4.3%
10,000	Allergan plc	2,117,098	1,635,800
34,000	Amgen Inc.	2,704,197	5,912,600
17,000	Baxter International Inc.	502,032	1,098,880
9,200	Biogen Inc.†	1,702,446	2,930,844
3,225,431	BioScrip Inc.†	6,375,066	9,386,004
3,500	Bioverativ Inc.†	114,504	188,720
250,000	Boston Scientific Corp.†	5,816,140	6,197,500
136,300	Bristol-Myers Squibb Co.	7,084,662	8,352,464
20,000	Express Scripts Holding Co.	1,359,191	1,492,800
17,500	Globus Medical Inc., Cl. A†	424,107	719,250
56,000	Henry Schein Inc.†	1,651,762	3,913,280
5,000	Incyte Corp.†	582,308	473,550
46,800	Indivior plc†	28,408	257,929
37,000	Johnson & Johnson	2,476,432	5,169,640
52,460	K2M Group Holdings Inc.†	933,949	944,280
6,000	Medtronic plc	442,431	484,500
95,200	Merck & Co. Inc.	2,219,590	5,356,904
84,000	Novartis AG, ADR	3,841,437	7,052,640

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
40,263	NuVasive Inc.†	$2,437,038	$ 2,354,983
1,500	Shire plc, ADR	289,815	232,680
5,000	Teva Pharmaceutical Industries Ltd., ADR	91,150	94,750
58,000	UnitedHealth Group Inc.	6,077,905	12,786,680
4,000	Waters Corp.†	285,470	772,760
250,000	William Demant Holding A/S†	2,276,453	6,990,668
11,600	Zimmer Biomet Holdings Inc.	909,794	1,399,772
35,000	Zoetis Inc.	1,122,327	2,521,400

		53,865,712	88,721,278

	Energy and Utilities — 3.9%
11,000	ABB Ltd., ADR	171,270	295,020
39,000	Anadarko Petroleum Corp.	2,262,604	2,091,960
59,000	Apache Corp.	2,771,519	2,490,980
80,000	Baker Hughes, a GE Company	3,044,117	2,531,200
80,000	BP plc, ADR	3,952,168	3,362,400
16,000	CMS Energy Corp.	102,219	756,800
185,100	ConocoPhillips	8,559,949	10,160,139
204,000	El Paso Electric Co.	5,709,272	11,291,400
98,400	Enbridge Inc.	2,488,608	3,848,424
24,000	Eversource Energy	545,324	1,516,320
51,600	Exxon Mobil Corp.	2,263,473	4,315,824
15,000	Forum Energy Technologies Inc.†	218,950	233,250
140,000	GenOn Energy Inc., Escrow†(b)	0	0
206,700	Halliburton Co.	4,633,259	10,101,429
4,000	Marathon Oil Corp.	111,366	67,720
22,000	Marathon Petroleum Corp.	836,230	1,451,560
20,000	Murphy USA Inc.†	886,754	1,607,200
40,000	National Fuel Gas Co.	2,460,759	2,196,400
13,000	NextEra Energy Inc.	762,169	2,030,470
1,000	Niko Resources Ltd., OTC†	54,403	37
3,000	Niko Resources Ltd., Toronto†	923	131
32,400	Oceaneering International Inc.	437,629	684,936
50,000	Patterson-UTI Energy Inc.	1,030,645	1,150,500
14,000	PG&E Corp.	603,593	627,620
32,100	Phillips 66	2,587,758	3,246,915
120,000	Rowan Companies plc, Cl. A†	4,470,497	1,879,200
20,000	RPC Inc.	259,649	510,600
15,000	Southwest Gas Holdings Inc.	347,695	1,207,200
101,000	The AES Corp.	862,703	1,093,830
222,300	Weatherford International plc†	791,067	926,991
143,001	Westar Energy Inc.	8,034,454	7,550,453

		61,261,026	79,226,909

	Consumer Services — 3.8%
20,000	eBay Inc.†	416,823	754,800

Shares		Cost	Market Value
40,000	IAC/InterActiveCorp.†	$1,022,109	$ 4,891,200
18,642	Liberty Expedia Holdings Inc., Cl. A†	411,913	826,400
225,200	Liberty Interactive Corp. QVC Group, Cl. A†	3,714,133	5,499,384
21,000	Liberty TripAdvisor Holdings Inc., Cl. A†	247,059	197,925
48,398	Liberty Ventures, Cl. A†	1,071,440	2,625,108
1,363,000	Rollins Inc.	37,546,049	63,420,390
5,500	TripAdvisor Inc.†	194,460	189,530

		44,623,986	78,404,737

	Consumer Products — 3.6%
100,000	Avon Products Inc.†	308,016	215,000
14,100	Christian Dior SE	534,292	5,152,327
27,000	Church & Dwight Co. Inc.	383,636	1,354,590
65,600	Coty Inc., Cl. A	1,210,144	1,304,784
182,000	Edgewell Personal Care Co.†	14,239,088	10,808,980
141,000	Energizer Holdings Inc.	5,187,308	6,765,180
27,600	Essity AB, Cl. B†	294,742	783,948
2,100	Givaudan SA	725,396	4,853,199
90,000	Hanesbrands Inc.	775,521	1,881,900
23,800	Harley-Davidson Inc.	1,105,662	1,210,944
1,270	Hermes International	444,999	679,998
31,000	Mattel Inc.	459,161	476,780
11,000	National Presto Industries Inc.	529,994	1,093,950
10,000	Oil-Dri Corp. of America	171,255	415,000
46,800	Reckitt Benckiser Group plc	1,391,995	4,371,901
27,600	Svenska Cellulosa AB, Cl. B	73,685	284,475
814,900	Swedish Match AB	10,248,449	32,106,847

		38,083,343	73,759,803

	Automotive: Parts and Accessories — 3.6%
20,162	Adient plc	947,614	1,586,749
9,500	Aptiv plc	537,675	805,885
107,600	BorgWarner Inc.	4,288,790	5,497,284
230,900	Dana Inc.	2,469,623	7,391,109
15,000	Delphi Technologies plc†	755,120	787,050
249,200	Genuine Parts Co.	12,659,575	23,676,492
365,590	Jason Industries Inc.†	805,348	866,448
163,000	Modine Manufacturing Co.†	3,002,704	3,292,600
81,000	O’Reilly Automotive Inc.†	13,776,439	19,483,740
111,000	Standard Motor Products Inc.	1,220,821	4,985,010
73,000	Superior Industries International Inc.	1,462,789	1,084,050
29,513	Tenneco Inc.	1,724,523	1,727,691
14,000	Visteon Corp.†	764,850	1,751,960

		44,415,871	72,936,068

	Cable and Satellite — 3.1%
253,600	AMC Networks Inc., Cl. A†	12,064,774	13,714,688
1,000	Cable One Inc.	345,163	703,350

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Cable and Satellite (Continued)
160,000	Comcast Corp., Cl. A	$3,263,185	$6,408,000
82,400	DISH Network Corp., Cl. A†	3,708,307	3,934,600
36,985	EchoStar Corp., Cl. A†	1,493,057	2,215,401
21,712	Liberty Global plc LiLAC, Cl. A†	407,240	437,497
42,918	Liberty Global plc LiLAC, Cl. C†	1,218,719	853,639
1,000	Naspers Ltd., Cl. N	256,872	278,925
427,890	Rogers Communications Inc., New York, Cl. B	5,497,531	21,792,438
19,310	Rogers Communications Inc., Toronto, Cl. B	137,424	983,934
108,800	Scripps Networks Interactive Inc., Cl. A	3,513,944	9,289,344
120,000	Shaw Communications Inc., New York, Cl. B	354,632	2,739,600
40,000	Shaw Communications Inc., Toronto, Cl. B	52,983	912,967

		32,313,831	64,264,383

	Business Services — 2.9%
14,334	Allegion plc	232,677	1,140,413
7,500	Aramark	194,037	320,550
160,000	Clear Channel Outdoor Holdings Inc., Cl. A	1,036,770	736,000
2,004	Contax Participacoes SA†	68,885	2,223
175,000	Diebold Nixdorf Inc.	4,320,330	2,861,250
52,000	Donnelley Financial Solutions, Inc.†	1,125,303	1,013,480
3,000	Edenred	38,786	87,037
25,000	Emerald Expositions Events Inc.	425,000	508,500
160,000	G4S plc	0	576,783
60,000	Gerber Scientific Inc., Escrow†(b)	0	0
16,000	Jardine Matheson Holdings Ltd.	534,478	972,000
25,300	Macquarie Infrastructure Corp.	1,506,244	1,624,260
267,000	Mastercard Inc., Cl. A	18,979,434	40,413,120
13,000	Stericycle Inc.†	979,994	883,870
285,000	The Interpublic Group of Companies Inc.	4,468,766	5,745,600
10,000	Vectrus Inc.†	106,200	308,500
12,800	Visa Inc., Cl. A	140,800	1,459,456

		34,157,704	58,653,042

	Telecommunications — 2.9%
90,000	AT&T Inc.	3,170,974	3,499,200
55,400	BCE Inc.	1,851,178	2,659,754
914,200	BT Group plc, Cl. A	3,780,313	3,353,605

Shares		Cost	Market Value
7,040,836	Cable & Wireless Jamaica Ltd.†	$128,658	$70,648
85,250	CenturyLink Inc.	1,394,561	1,421,970
100,000	Cincinnati Bell Inc.†	1,799,988	2,085,000
100,000	Deutsche Telekom AG, ADR	1,656,300	1,766,100
175,000	Gogo Inc.†	1,638,135	1,974,000
32,001	Harris Corp.	2,556,439	4,532,942
36,000	Hellenic Telecommunications Organization SA	452,922	496,736
15,000	Hellenic Telecommunications Organization SA, ADR	91,062	102,225
264,732	Koninklijke KPN NV	448,166	923,691
43,000	Loral Space & Communications Inc.†	1,684,160	1,894,150
22,000	Oi SA, ADR†	1,739,813	22,000
31,053	Sprint Corp.†	176,071	182,902
21,000	Telecom Argentina SA, ADR	127,554	769,230
535,000	Telecom Italia SpA†	2,073,015	462,502
70,000	Telefonica Brasil SA, ADR	726,827	1,038,100
595,739	Telefonica SA, ADR	8,915,134	5,766,754
563,700	Telephone & Data Systems Inc.	23,634,535	15,670,860
105,000	Telesites SAB de CV†	79,714	79,675
25,000	TELUS Corp.	233,734	947,096
119,000	Verizon Communications Inc.	4,950,353	6,298,670
48,027	Vodafone Group plc, ADR	2,096,997	1,532,061
20,000	Zayo Group Holdings Inc.†	646,738	736,000

		66,053,341	58,285,871

	Machinery — 2.5%
3,000	Astec Industries Inc.	172,710	175,500
12,800	Caterpillar Inc.	86,323	2,017,024
100,010	CNH Industrial NV	1,037,075	1,340,134
185,000	Deere & Co.(a)	6,493,015	28,954,350
2,250	Roper Technologies Inc.	417,199	582,750
252,000	Xylem Inc.	9,757,423	17,186,400

		17,963,745	50,256,158

	Electronics — 2.3%
20,000	Bel Fuse Inc., Cl. A	547,758	468,800
4,000	Hitachi Ltd., ADR	287,076	312,160
50,000	Intel Corp.	1,074,470	2,308,000
338,342	Johnson Controls International plc	12,420,142	12,894,214
34,170	Koninklijke Philips NV	180,354	1,291,626
2,400	Mettler-Toledo International Inc.†	337,270	1,486,848
40,000	TE Connectivity Ltd.	1,553,958	3,801,600
238,000	Texas Instruments Inc.	10,789,062	24,856,720

		27,190,090	47,419,968

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Aerospace and Defense — 2.3%
275,000	Aerojet Rocketdyne Holdings Inc.†	$ 2,667,908	$ 8,580,000
1,246,553	BBA Aviation plc	2,811,697	5,885,556
35,800	Kaman Corp.	881,634	2,106,472
17,500	Northrop Grumman Corp.	900,365	5,370,925
4,651	Rockwell Collins Inc.	455,751	630,769
1,209,000	Rolls-Royce Holdings plc	9,301,551	13,825,818
55,614,000	Rolls-Royce Holdings plc, Cl. C†(b)	73,691	75,087
35,000	The Boeing Co.	4,572,412	10,321,850

		21,665,009	46,796,477

	Retail — 2.2%
7,500	Advance Auto Parts Inc.	655,336	747,675
95,300	AutoNation Inc.†	3,084,605	4,891,749
15,000	Bed Bath & Beyond Inc.	329,758	329,850
40,000	Costco Wholesale Corp.	3,572,932	7,444,800
104,000	CVS Health Corp.	8,156,739	7,540,000
9,000	Denny’s Corp.†	101,644	119,160
207,500	Hertz Global Holdings Inc.†	3,139,418	4,585,750
22,100	HSN Inc.	597,444	891,735
100,000	J.C. Penney Co. Inc.†	969,807	316,000
331,000	Macy’s Inc.	6,491,725	8,337,890
30,000	Penske Automotive Group Inc.	1,367,524	1,435,500
33,300	Sally Beauty Holdings Inc.†	264,056	624,708
17,000	The Cheesecake Factory Inc.	553,064	819,060
3,000	Tiffany & Co.	171,090	311,850
13,000	United Natural Foods Inc.†	446,782	640,510
52,000	Walgreens Boots Alliance Inc.	1,540,167	3,776,240
32,000	Wal-Mart Stores Inc.	1,618,504	3,160,000

		33,060,595	45,972,477

	Broadcasting — 2.2%
241,800	CBS Corp., Cl. A, Voting	7,240,203	14,348,412
2,000	Cogeco Inc.	39,014	144,010
17,334	Corus Entertainment Inc., OTC, Cl. B	30,215	159,663
6,666	Corus Entertainment Inc., Toronto, Cl. B	12,406	62,046
150,000	Entercom Communications Corp., Cl. A	1,685,698	1,620,000
16,000	Gray Television Inc.†	14,422	268,000
19,250	Liberty Broadband Corp., Cl. A†	608,060	1,637,213
64,192	Liberty Broadband Corp., Cl. C†	2,226,060	5,466,591
45,876	Liberty Media Corp.-Liberty Formula One, Cl. A†	1,199,529	1,501,063
52,250	Liberty Media Corp.- Liberty Formula One, Cl. C†	1,197,836	1,784,860

Shares		Cost	Market Value
75,000	Liberty Media Corp.-Liberty SiriusXM, Cl. A†	$ 1,647,568	$ 2,974,500
158,000	Liberty Media Corp.-Liberty SiriusXM, Cl. C†	4,034,747	6,266,280
292,400	MSG Networks Inc., Cl. A†	1,675,251	5,921,100
15,000	Nexstar Media Group Inc., Cl. A	920,250	1,173,000
165,000	Pandora Media Inc.†	1,101,336	795,300
20,000	Sinclair Broadcast Group Inc., Cl. A	615,042	757,000
85,200	Television Broadcasts Ltd	339,712	306,434

		24,587,349	45,185,472

	Specialty Chemicals — 2.1%
12,320	AdvanSix Inc.†	146,942	518,302
11,000	Ashland Global Holdings Inc.	541,523	783,200
15,000	Axalta Coating Systems Ltd.†	480,845	485,400
25,640	DowDuPont Inc.	854,362	1,826,081
390,000	Ferro Corp.†	4,400,557	9,200,100
8,000	FMC Corp.	136,430	757,280
34,000	H.B. Fuller Co.	1,044,523	1,831,580
70,000	International Flavors & Fragrances Inc.	4,638,227	10,682,700
250,000	OMNOVA Solutions Inc.†	1,510,742	2,500,000
172,800	Sensient Technologies Corp.	7,455,318	12,640,320
18,000	SGL Carbon SE†	252,978	245,993
2,000	The Chemours Co.	22,594	100,120
25,000	Valvoline Inc.	478,301	626,500

		21,963,342	42,197,576

	Hotels and Gaming — 1.7%
16,000	Accor SA	549,282	825,494
45,000	Belmond Ltd., Cl. A†	621,367	551,250
90,000	Genting Singapore plc	74,910	88,153
8,000	Hyatt Hotels Corp., Cl. A†	263,258	588,320
20,000	ILG Inc.	338,287	569,600
13,095	International Game Technology plc	246,136	347,148
579,400	Ladbrokes Coral Group plc	2,329,980	1,422,959
34,000	Las Vegas Sands Corp.	632,350	2,362,660
4,451,000	Mandarin Oriental International Ltd.	7,804,113	8,991,020
15,000	Marriott International, Inc., Cl. A	1,229,670	2,035,950
70,000	MGM China Holdings Ltd.	137,917	211,895
66,595	MGM Resorts International	1,726,639	2,223,607
188,800	Ryman Hospitality Properties Inc.	5,121,573	13,030,976
200,000	The Hongkong & Shanghai Hotels Ltd.	155,450	296,947
4,000	Wyndham Worldwide Corp.	282,896	463,480

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
6,000	Wynn Resorts Ltd.	$ 469,634	$ 1,011,540

		21,983,462	35,020,999

	Aviation: Parts and Services — 1.6%
41,666	Arconic Inc.	880,949	1,135,399
245,300	Curtiss-Wright Corp.	16,792,924	29,889,805
25,500	KLX Inc.†	1,033,565	1,740,375

		18,707,438	32,765,579

	Environmental Services — 1.5%
35,000	Pentair plc	1,197,464	2,471,700
222,000	Republic Services Inc.	7,960,364	15,009,420
153,600	Waste Management Inc.	5,303,785	13,255,680

		14,461,613	30,736,800

	Wireless Communications — 0.9%
25,000	Altice USA Inc., Cl. A†	706,648	530,750
105,000	America Movil SAB de CV, Cl. L, ADR	735,232	1,800,750
99,000	Millicom International Cellular SA, SDR	6,382,128	6,686,009
150,000	NTT DoCoMo Inc.	2,980,751	3,542,489
46,075	Tim Participacoes SA, ADR	352,294	889,708
30,000	T-Mobile US Inc.†	1,241,494	1,905,300
104,600	United States Cellular Corp.†	4,965,942	3,936,098

		17,364,489	19,291,104

	Telecommunication Services — 0.9%
145,605	Liberty Global plc, Cl. A†	2,504,125	5,218,483
382,893	Liberty Global plc, Cl. C†	7,953,868	12,957,099

		10,457,993	18,175,582

	Building and Construction — 0.8%
92,790	Armstrong Flooring Inc.†	1,634,297	1,570,007
18,000	Assa Abloy AB, Cl. B	310,378	373,907
5,000	Dycom Industries Inc.†	413,996	557,150
80,000	Fortune Brands Home & Security Inc.	2,239,525	5,475,200
91,659	Herc Holdings Inc.†	3,275,866	5,738,770
45,000	Layne Christensen Co.†	573,982	564,750
152	Sika AG, Cl. B	1,156,735	1,207,327

		9,604,779	15,487,111

	Automotive — 0.8%
88,000	General Motors Co.	3,365,341	3,607,120
158,000	Navistar International Corp.†	4,003,563	6,775,040
70,000	PACCAR Inc.	370,327	4,975,600

		7,739,231	15,357,760

	Computer Software and Services — 0.7%
3,250	Alphabet Inc., Cl. C†	2,639,031	3,400,800
15,000	Blucora Inc.†	74,987	331,500

Shares		Cost	Market Value
6,000	Check Point Software Technologies Ltd.†	$ 101,862	$ 621,720
4,733	CommerceHub Inc., Cl. A†	31,317	104,079
13,466	CommerceHub Inc., Cl. C†	84,093	277,265
206,500	Hewlett Packard Enterprise Co.	2,780,788	2,965,340
50,375	Internap Corp.†	388,218	791,391
23,000	InterXion Holding NV†	338,737	1,355,390
12,000	Micro Focus International plc, ADR†	364,238	403,080
20,000	NCR Corp.†	354,380	679,800
20,900	Rockwell Automation Inc.	648,748	4,103,715
15,000	VeriFone Systems Inc.†	329,752	265,650

		8,136,151	15,299,730

	Metals and Mining — 0.6%
37,400	Agnico Eagle Mines Ltd.	1,530,570	1,727,132
54,000	Barrick Gold Corp.	1,581,120	781,380
30,000	Cleveland-Cliffs Inc.†	296,432	216,300
80,000	Freeport-McMoRan Inc.†	1,408,020	1,516,800
4,300	Materion Corp.	97,512	208,980
50,000	New Hope Corp. Ltd.	67,580	97,531
143,600	Newmont Mining Corp.	5,120,536	5,387,872
160,000	TimkenSteel Corp.†	2,837,427	2,430,400
140,000	Turquoise Hill Resources Ltd.†	726,343	480,200
15,000	Vale SA, ADR	171,892	183,450

		13,837,432	13,030,045

	Communications Equipment — 0.6%
9,000	Apple Inc.	1,353,080	1,523,070
310,000	Corning Inc.	8,092,475	9,916,900

		9,445,555	11,439,970

	Publishing — 0.5%
1,100	Graham Holdings Co., Cl. B	588,093	614,185
81,700	Meredith Corp.	4,100,268	5,396,285
125,000	News Corp., Cl. A	1,939,129	2,026,250
133,600	News Corp., Cl. B	1,548,212	2,217,760
40,000	The E.W. Scripps Co., Cl. A†	399,742	625,200

		8,575,444	10,879,680

	Agriculture — 0.5%
200,000	Archer-Daniels-Midland Co.	9,150,371	8,016,000
13,000	Monsanto Co.	574,981	1,518,140
10,000	The Mosaic Co.	428,085	256,600

		10,153,437	9,790,740

	Transportation — 0.4%
15,000	Daseke Inc.†	133,500	214,350
131,200	GATX Corp.	4,730,843	8,155,392

		4,864,343	8,369,742

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Real Estate — 0.4%
25,000	Forest City Realty Trust Inc., Cl. A	$514,096	$602,500
56,000	Griffin Industrial Realty Inc.	542,694	2,055,200
270,000	The St. Joe Co.†	4,963,197	4,873,500

		6,019,987	7,531,200

	Manufactured Housing and Recreational Vehicles — 0.1%
5,000	Martin Marietta Materials Inc.	106,125	1,105,200
30,000	Nobility Homes Inc.	349,956	588,750
42,000	Skyline Corp.†	256,482	539,700

		712,563	2,233,650

	Real Estate Investment Trusts — 0.1%
15,000	Gaming and Leisure Properties Inc.	188,901	555,000
29,000	Rayonier Inc.	454,837	917,270

		643,738	1,472,270

	TOTAL COMMON STOCKS	1,062,884,251	1,851,950,493

	CLOSED-END FUNDS — 0.7%
130,000	Altaba Inc.†	2,884,194	9,080,500
4,285	Royce Global Value Trust Inc.	37,280	46,321
30,000	Royce Value Trust Inc.	368,797	485,100
90,302	The Central Europe, Russia, and Turkey Fund Inc.	2,597,549	2,202,466
143,158	The New Germany Fund Inc.	1,865,297	2,784,423

		7,753,117	14,598,810

	TOTAL CLOSED-END FUNDS	7,753,117	14,598,810

	CONVERTIBLE PREFERRED STOCKS — 0.0%
	Telecommunications — 0.0%
21,000	Cincinnati Bell Inc., 6.750%, Ser. B	515,202	1,071,000

	RIGHTS — 0.0%
	Entertainment — 0.0%
139,123	Media General Inc., expire 12/31/18†(b)	0	0

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 8.7%
	U.S. Cash Management Bills — 1.7%
$35,000,000	U.S. Cash Management Bills, 1.220%††, 01/02/18	34,998,814	35,000,000

Principal Amount		Cost	Market Value
	U.S. Treasury Bills — 7.0%
$142,445,000	U.S. Treasury Bills, 1.065% to 1.405%††, 01/04/18 to 03/29/18	$142,315,956	$142,319,893

	TOTAL U.S. GOVERNMENT OBLIGATIONS	177,314,770	177,319,893

TOTAL INVESTMENTS — 100.0%		$1,248,467,340	2,044,940,196

Other Assets and Liabilities (Net)	300,008

PREFERRED STOCK (12,520,529 preferred shares outstanding)	(412,913,225)

NET ASSETS — COMMON STOCK (252,112,464 common shares outstanding)	$1,632,326,979

NET ASSET VALUE PER COMMON SHARE ($1,632,326,979 ÷ 252,112,464 shares outstanding)	$6.47

(a)	Securities, or a portion thereof, with a value of $56,967,830 were pledged as collateral for futures contracts.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments		Market Value
North America	83.0%		$1,697,346,434
Europe	13.2		269,124,267
Japan	1.9		38,926,964
Latin America	1.9		38,562,694
Asia/Pacific	0.0	*	700,912
South Africa	0.0	*	278,925

Total Investments	100.0%		$2,044,940,196

*	Amount represents less than 0.05%.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2017

As of December 31, 2017, futures contracts outstanding were as follows:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Depreciation
S&P 500 E-Mini Futures	Short	360	03/16/18	$48,168,000	$(211,500)	$(211,500)
TOTAL FUTURES						$(211,500)

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Assets and Liabilities December 31, 2017

Assets:
Investments, at value (cost $1,248,467,340)	$2,044,940,196
Cash	330,790
Deposit at brokers	1,782,000
Receivable for investments sold	3,025,076
Dividends receivable	2,898,182
Variation margin receivable	174,600
Other receivable	4,799
Deferred offering expense	88,897
Prepaid expenses	10,606

Total Assets	2,053,255,146

Liabilities:
Foreign currency overdraft, at value (cost $176)	176
Distributions payable	253,680
Payable for investments purchased	3,187,863
Payable for investment advisory fees	3,099,926
Payable for payroll expenses	79,583
Payable for accounting fees	3,750
Payable for rights offering costs	299,402
Payable for auction agent fees (a)	873,578
Other accrued expenses	216,984

Total Liabilities	8,014,942

Cumulative Preferred Stock, $0.001 par value:
Series C (Auction Rate, $25,000 liquidation value, 5,200 shares authorized with 2,880 shares issued and outstanding)	72,000,000
Series D (5.875%, $25 liquidation value, 3,000,000 shares authorized with 2,363,860 shares issued and outstanding)	59,096,500
Series E (Auction Rate, $25,000 liquidation value, 2,000 shares authorized with 1,120 shares issued and outstanding)	28,000,000
Series G (5.000%, $25 liquidation value, 3,280,477 shares authorized with 2,779,796 shares issued and outstanding)	69,494,900
Series H (5.000%, $25 liquidation value, 4,198,880 shares authorized with 4,172,873 shares issued and outstanding)	104,321,825
Series J (5.450%, $25 liquidation value, 4,500,000 shares authorized with 3,200,000 shares issued and outstanding)	80,000,000

Total Preferred Stock	412,913,225

Net Assets Attributable to Common Shareholders	$1,632,326,979

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$848,514,401
Distributions in excess of net investment income	(876,688)
Distributions in excess of net realized gain on investments, futures contracts, and foreign currency transactions	(11,591,090)
Net unrealized appreciation on investments	796,472,856
Net unrealized depreciation on futures contracts	(211,500)
Net unrealized appreciation on foreign currency translations	19,000

Net Assets	$1,632,326,979

Net Asset Value per Common Share:
($1,632,326,979 ÷ 252,112,464 shares outstanding at $0.001 par value; 337,024,900 shares authorized)	$6.47

(a)	This amount represents auction agent fees accrued for earlier fiscal periods, and not for the period covered by this report.

Statement of Operations For the Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of
$930,567)	$29,034,201
Interest	(536,316)*

Total Investment Income	28,497,885

Expenses:
Investment advisory fees	17,968,563
Shareholder communications expenses	370,514
Custodian fees	230,674
Payroll expenses	191,067
Directors’ fees	180,542
Shareholder services fees	124,217
Legal and audit fees	111,793
Shelf registration expense	71,483
Accounting fees	45,000
Interest expense	1,252
Miscellaneous expenses	396,679

Total Expenses	19,691,784

Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(4,643)
Expenses paid indirectly by broker (See Note 3)	(11,507)
Custodian fee credits	(1,240)

Total Reductions and Credits	(17,390)

Net Expenses	19,674,394

Net Investment Income	8,823,491

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency:
Net realized gain on investments	149,096,462
Net realized loss on futures contracts	(7,337,708)
Net realized loss on foreign currency transactions	(4,485)

Net realized gain on investments, futures contracts, and foreign currency transactions	141,754,269

Net change in unrealized appreciation/depreciation:
on investments	172,446,612
on futures contracts	193,557
on foreign currency translations	35,018

Net change in unrealized appreciation/ depreciation on investments, futures contracts, and foreign currency translations	172,675,187

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency	314,429,456

Net Increase in Net Assets Resulting from Operations	323,252,947

Total Distributions to Preferred Shareholders	(18,290,066)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$304,962,881

*	Includes amortization of bond premiums which exceeded the aggregate of interest accrued to income for the period.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$8,823,491	$15,423,713
Net realized gain on investments, futures contracts, and foreign currency transactions	141,754,269	131,917,570
Net change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency translations	172,675,187	34,137,256

Net Increase in Net Assets Resulting from Operations	323,252,947	181,478,539

Distributions to Preferred Shareholders:
Net investment income	(1,122,792)	(2,007,644)
Net realized gain	(17,167,274)	(14,203,236)

Total Distributions to Preferred Shareholders	(18,290,066)	(16,210,880)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	304,962,881	165,267,659

Distributions to Common Shareholders:
Net investment income	(8,169,123)	(16,172,854)
Net realized gain	(124,904,270)	(114,416,126)
Return of capital	(965,800)	(957,245)

Total Distributions to Common Shareholders	(134,039,193)	(131,546,225)

Fund Share Transactions:
Net increase from common shares issued in rights offering	173,327,861	—
Net decrease in net assets from preferred offering cost charged to capital	—	(2,845,000)
Net increase in net assets from common shares issued upon reinvestment of distributions	8,540,513	—
Net increase in net assets from repurchase of preferred shares	19,887	81,639
Rights offering costs for common shares charged to paid-in capital	(600,000)	—

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	181,288,261	(2,763,361)

Net Increase in Net Assets Attributable to Common Shareholders	352,211,949	30,958,073

Net Assets Attributable to Common Shareholders:
Beginning of year	1,280,115,030	1,249,156,957

End of year (including undistributed net investment income of $0 and $0, respectively)	$1,632,326,979	$1,280,115,030

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each year:

	Year Ended December 31,
	2017		2016		2015		2014	2013
Operating Performance:
Net asset value, beginning of year	$5.84		$5.70		$6.78		$7.23	$5.60

Net investment income	0.04		0.07		0.06		0.07	0.06
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, and foreign currency transactions	1.42		0.75			(0.44)	0.30	2.26

Total from investment operations	1.46		0.82			(0.38)	0.37	2.32

Distributions to Preferred Shareholders: (a)
Net investment income	(0.00	)(b)		(0.01)		(0.01)	(0.01)	(0.01)
Net realized gain		(0.08)		(0.06)		(0.05)	(0.05)	(0.06)

Total distributions to preferred shareholders		(0.08)		(0.07)		(0.06)	(0.06)	(0.07)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	1.38		0.75			(0.44)	0.31	2.25

Distributions to Common Shareholders:
Net investment income		(0.04)		(0.08)		(0.05)	(0.05)	(0.05)
Net realized gain		(0.57)		(0.52)		(0.44)	(0.49)	(0.57)
Return of capital	(0.00	)(b)	(0.00	)(b)		(0.15)	(0.10)	—

Total distributions to common shareholders		(0.61)		(0.60)		(0.64)	(0.64)	(0.62)

Fund Share Transactions:
Increase/decrease in net asset value from common share transactions		(0.14)	—		—		(0.12)	0.00 (b)
Increase in net asset value from repurchase of preferred shares	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—			(0.01)	—		—	0.00 (b)
Offering costs for common shares charged to paid-in capital	(0.00	)(b)	—		—		—	—

Total Fund share transactions		(0.14)		(0.01)	0.00	(b)	(0.12)	0.00 (b)

Net Asset Value Attributable to Common Shareholders, End of Year	$6.47		$5.84		$5.70		$6.78	$7.23

NAV total return †		24.64%		13.66%		(6.85)%	4.68%	41.90%

Market value, end of year	$6.19		$5.52		$5.31		$6.47	$7.75

Investment total return ††		24.65%		15.71%		(8.54)%	(6.08)%	52.44%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$2,045,240		$1,693,448		$1,582,823		$1,820,361	$1,712,663
Net assets attributable to common shares, end of year (in 000’s)	$1,632,327		$1,280,115		$1,249,157		$1,486,491	$1,378,436
Ratio of net investment income to average net assets attributable to common shares before preferred distributions		0.64%		1.23%		0.91%	0.82%	0.84%
Ratio of operating expenses to average net assets attributable to common shares:
before fee reductions	1.42	%(c)	1.44	%(c)	1.36	%(c)	1.37%	1.40%
net of fee reductions, if any	1.42	%(c)	1.44	%(c)	1.25	%(c)	1.33%	1.40%
Ratio of operating expenses to average net assets including liquidation value of preferred shares:
before fee reductions	1.10	%(c)	1.10	%(c)	1.10	%(c)	1.10%	1.10%
net of fee reductions, if any	1.10	%(c)	1.10	%(c)	1.01	%(c)	1.07%	1.10%
Portfolio turnover rate		11.4%		12.7%		8.9%	10.9%	10.0%

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights (Continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Cumulative Preferred Stock:
Auction Rate Series C Preferred
Liquidation value, end of year (in 000’s)	$72,000	$72,000	$72,000	$72,000	$72,000
Total shares outstanding (in 000’s)	3	3	3	3	3
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value(d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(e)	$123,830	$102,426	$118,593	$136,308	$128,106
5.875% Series D Preferred
Liquidation value, end of year (in 000’s)	$59,097	$59,097	$59,097	$59,097	$59,097
Total shares outstanding (in 000’s)	2,364	2,364	2,364	2,364	2,364
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(f)	$26.16	$26.22	$25.69	$25.21	$25.27
Asset coverage per share(e)	$123.83	$102.43	$118.59	$136.31	$128.11
Auction Rate Series E Preferred
Liquidation value, end of year (in 000’s)	$28,000	$28,000	$28,000	$28,000	$28,000
Total shares outstanding (in 000’s)	1	1	1	1	1
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value(d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(e)	$123,830	$102,426	$118,593	$136,308	$128,106
5.000% Series G Preferred
Liquidation value, end of year (in 000’s)	$69,495	$69,743	$69,925	$70,099	$70,373
Total shares outstanding (in 000’s)	2,780	2,791	2,797	2,804	2,815
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(f)	$24.50	$24.67	$23.78	$23.32	$23.91
Asset coverage per share(e)	$123.83	$102.43	$118.59	$136.31	$128.11
5.000% Series H Preferred
Liquidation value, end of year (in 000’s)	$104,322	$104,494	$104,644	$104,674	$104,757
Total shares outstanding (in 000’s)	4,173	4,180	4,186	4,187	4,190
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(f)	$24.64	$25.00	$24.33	$22.82	$23.85
Asset coverage per share(e)	$123.83	$102.43	$118.59	$136.31	$128.11
5.450% Series J Preferred
Liquidation value, end of period (in 000’s)	$80,000	$80,000	—	—	—
Total shares outstanding (in 000’s)	3,200	3,200	—	—	—
Liquidation preference per share	$25.00	$25.00	—	—	—
Average market value(f)	$25.36	$25.43	—	—	—
Asset coverage per share(e)	$123.83	$102.43	—	—	—
Asset Coverage(g)	495%	410%	474%	545%	512%

†	Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend dates and adjustments for the rights offering.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan and adjustments for the rights offering.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2017, 2016, and 2015, there was no impact on the expense ratios.
(d)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(e)	Asset coverage per share is calculated by combining all series of preferred stock.
(f)	Based on weekly prices.
(g)	Asset coverage is calculated by combining all series of preferred stock.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Notes to Financial Statements

1. Organization. The Gabelli Equity Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose primary objective is long term growth of capital with income as a secondary objective. Investment operations commenced on August 21, 1986.

The Fund will invest at least 80% of its assets in equity securities under normal market conditions (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any changes in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1	—	quoted prices in active markets for identical securities;
●	Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3	—	significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace and Defense	$46,721,390	—	$75,087	$46,796,477
Business Services	58,653,042	—	0	58,653,042
Electronics	46,951,168	$468,800	—	47,419,968
Energy and Utilities	79,226,909	—	0	79,226,909
Manufactured Housing and Recreational Vehicles	1,644,900	588,750	—	2,233,650
Other Industries (a)	1,617,620,447	—	—	1,617,620,447
Total Common Stocks	1,850,817,856	1,057,550	75,087	1,851,950,493
Closed-End Funds	14,598,810	—	—	14,598,810
Convertible Preferred Stocks (a)	1,071,000	—	—	1,071,000
Rights (a)	—	—	0	0
U.S. Government Obligations	—	177,319,893	—	177,319,893
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,866,487,666	$178,377,443	$75,087	$2,044,940,196
OTHER FINANCIAL INSTRUMENTS:*
LIABILITIES (Net Unrealized Depreciation):
EQUITY CONTRACTS
Index Futures Contracts - Short Position	$(211,500)	—	—	$(211,500)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2017. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2017, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

During the year ended December 31, 2017, the Fund held no investments in equity contract for difference swap agreements.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts at December 31, 2017 are presented within the Schedule of Investments.

During the year ended December 31, 2017, the Fund held an average monthly notional amount of equity futures contracts of approximately $39,586,433 while outstanding.

As of December 31, 2017, the equity risk exposure associated with the futures contracts can be found in the Statement of Assets and Liabilities, under Assets, Variation margin receivable. For the year ended December 31, 2017, the effect of futures contracts with equity risk exposure can be found in the Statement of Operations, under

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency, Net realized loss on futures contracts, and Net change in unrealized appreciation/depreciation on futures contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2017, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was approximately 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At December 31, 2017, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fess. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of currency

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

gains and losses, disallowed expenses, and investments in partnerships and real estate securities. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2017, reclassifications were made to decrease distributions in excess of net investment income by $282,311 and increase distributions in excess of net realized gain on investments, future contracts, and foreign currency transactions by $765,544, with an offsetting adjustment to paid-in capital.

Under the Fund’s current common share distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, 5.000% Series G Cumulative Preferred Stock, 5.000% Series H Cumulative Preferred Stock, and 5.450% Series J Cumulative Preferred Stock (“Preferred Stock”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$8,169,123	$1,122,792	$18,270,058	$2,267,984
Net long term capital gains	124,904,270	17,167,274	112,318,922	13,942,896
Return of capital	965,800	—	957,245	—

Total distributions paid	$134,039,193	$18,290,066	$131,546,225	$16,210,880

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments, futures contracts, and foreign currency translations	$784,066,258
Other temporary differences*	(253,680)

Total	$783,812,578

*	Other temporary differences are due to preferred share class distribution payables.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

At December 31, 2017, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes, adjustments on the sale of securities no longer deemed passive foreign investment companies, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2017:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments and derivative instruments	$1,260,681,438	$844,668,829	$(60,621,571)	$784,047,258

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2017, the Fund paid or accrued $191,067 in payroll expenses in the Statement of Operations.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series C, Series D, and Series E Preferred Stock (“C, D, and E Preferred Stock”) if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the C, D, and E Preferred Stock for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate of the C, D, and E Preferred Stock for the period. For the year ended December 31, 2017, the Fund’s total return on the NAV of the common shares exceeded the dividend rate of the outstanding C, D, and E Preferred Stock. Thus, advisory fees of the C, D, and E Preferred Stock were accrued.

During the year ended December 31, 2017, the Fund paid $42,212 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

During the year ended December 31, 2017, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $11,507.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2017, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2017, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $4,643.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, and the Nominating Committee Chairman and the Lead Director each receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The Fund engaged in sale transactions with funds that have a common investment adviser. These sales transactions complied with Rule 17a-7 under the Act and amounted to $2,421,000.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2017, other than short term securities and U.S. Government obligations, aggregated $200,596,211 and $287,925,977, respectively.

5. Capital. The Fund’s Articles of Incorporation, as amended, permit the Fund to issue 337,024,900 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2017 and 2016, the Fund did not repurchase any shares of its common stock in the open market.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Transactions in shares of common stock were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Increase from common shares issued in rights offering	31,514,058	$173,327,861	—	—
Increase from common shares issued upon reinvestment of distributions	1,358,240	8,540,513	—	—

Net increase	32,872,298	$181,868,374	—	—

The Fund has an effective shelf registration authorizing the offering of an additional $500 million of common or preferred shares. As of December 31, 2017, after considering the common share rights offering, the Fund has approximately $327 million available for issuance under the current shelf registration.

On November 6, 2017, the Fund distributed one transferable right for each of the 220,598,406 common shares outstanding on that date. Seven rights were required to purchase one additional common share at the subscription price of $5.50 per share. On December 19, 2017, the Fund issued 31,514,058 common shares receiving net proceeds of $172,727,861, after the deduction of estimated offering expenses of $600,000. The NAV of the Fund was reduced by $0.14 per share on the day the additional shares were issued due to the additional shares being issued below NAV.

The Fund’s Articles of Incorporation, as amended, authorize the issuance of up to 18,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Fund’s Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C, Series D, Series E, Series G, Series H, and Series J Preferred Stock at redemption prices of $25,000, $25, $25,000, $25, $25, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

On March 31, 2016, the Fund received $77,212,332 (after underwriting discounts of $2,520,000 and offering expenses of $267,668) from the public offering of 3,200,000 shares of Series J Preferred. Commencing March 31, 2021 and any time thereafter, the Fund, at its option, may redeem the Series J Preferred at its redemption price, plus any accrued and unpaid dividends.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

For Series C and Series E Preferred Stocks, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C and Series E Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C and Series E Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C and Series E Preferred Stock for which they have submitted sell orders. Therefore, the weekly auctions have failed, and the dividend rate has been the maximum rate. For Series C and Series E Preferred Stock, the maximum auction rate is 175% of the “AA” Financial Composite Commercial Paper Rate. Existing Series C and Series E shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Fund may also redeem at any time, in whole or in part, the Series C, Series D, Series E, Series G, and Series H Preferred Stock at their respective liquidation prices plus any accrued and unpaid dividends. In addition, the Board has authorized the repurchase of Series D, Series G, Series H, and Series J Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2017, the Fund did not repurchase or redeem any shares of Series C, Series D, Series E, and Series J Preferred Stock. During the years ended December 31, 2017 and 2016, the Fund repurchased and retired 9,905 and 7,300 of the Series G Preferred in the open market at an investment of $235,625 and $169,201 and average discounts of approximately 4.89% and 7.33%, respectively, and repurchased and retired 6,900 and 6,000 of the Series H Preferred in the open market at an investment of $163,263 and $138,542 and average discounts of approximately 5.39% and 7.68%, respectively.

The Fund has the authority to purchase its auction rate Series C and Series E preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction rate preferred shares, and the timing and amount of any auction rate preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 12/31/17	Net Proceeds	2017 Dividend Rate Range	Dividend Rate at 12/31/17	Accrued Dividends at 12/31/17

C Auction Rate	June 27, 2002	5,200	2,880	$128,246,557	0.963% to 2.538%	2.538%	$20,304
D 5.875%	October 7, 2003	3,000,000	2,363,860	$ 72,375,842	Fixed Rate	5.875%	$48,221
E Auction Rate	October 7, 2003	2,000	1,120	$ 49,350,009	1.085% to 2.503%	2.503%	$ 3,894
G 5.000%	August 1, 2012	3,280,477	2,779,796	$ 69,407,417	Fixed Rate	5.000%	$48,260
H 5.000%	September 28, 2012	4,198,880	4,172,873	$100,865,695	Fixed Rate	5.000%	$72,446
J 5.450%	March 28, 2016	4,500,000	3,200,000	$ 77,212,332	Fixed Rate	5.450%	$60,555

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and, under certain circumstances, are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Equity Trust Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Equity Trust Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Equity Trust Inc. (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets attributable to common shareholders for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 27, 2018

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Equity Trust Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and officers and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4] :

Mario J. Gabelli, CFA Chairman and Chief Investment Officer Age: 75	Since 1986**	32	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)
INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita[6] Director Age: 82	Since 1999***	28	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn[6] Director Age: 79	Since 1989*	27	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf, Jr. Director Age: 78	Since 1998***	12	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)

Arthur V. Ferrara Director Age: 87	Since 2001**	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—

William F. Heitmann Director Age: 68	Since 2012**	4	Managing Director and Senior Advisor of Perlmutter Investment Company (real estate); Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2011)	—

Michael J. Ferrantino Director Age: 46	Since 2017*	2	Chief Executive Officer of InterEx Inc.	—

Salvatore J. Zizza Director Age: 72	Since 1986***	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals)

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 66	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 41	Since 2017	Treasurer of all the registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 59	Since 2006	Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary and Vice President Age: 45	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

Molly A.F. Marion Vice President and Ombudsman Age: 63	Since 2009	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President of GAMCO Investors, Inc. since 2012

Carter W. Austin Vice President Age: 51	Since 2000	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1996-2015) of Gabelli Funds, LLC

David I. Schachter Vice President Age: 64	Since 2013	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President (since 2015) of GAMCO Investors, Inc. and Vice President (1999- 2015) of G.research, LLC

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term expires at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC, which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	This Director is elected solely by and represents the stockholders of the preferred stock issued by this Fund.

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited)

December 31, 2017

Cash Dividends and Distributions

Payable Date	Record Date	Ordinary Investment Income (a)	Long Term Capital Gains (a)	Return of Capital (b)	Total Amount Paid Per Share (a)	Dividend Reinvestment Price
Common Stock
03/24/17	03/17/17	$0.00910	$0.13980	$0.00110	$0.15000	$5.95190
06/23/17	06/16/17	0.00910	0.13980	0.00110	0.15000	6.18290
09/22/17	09/15/17	0.00910	0.13980	0.00110	0.15000	6.38000
12/15/17	12/08/17	0.00970	0.14910	0.00120	0.16000	6.22530

		$0.03700	$0.56850	$0.00450	$0.61000
5.875% Series D Cumulative Preferred Stock
03/27/17	03/20/17	$0.02251	$0.34468	—	$0.36719
06/26/17	06/19/17	0.02251	0.34468	—	0.36719
09/26/17	09/19/17	0.02251	0.34468	—	0.36719
12/26/17	12/18/17	0.02251	0.34468	—	0.36719

		$0.09005	$1.37870	—	$1.46875
5.000% Series G Cumulative Preferred Stock
03/27/17	03/20/17	$0.01920	$0.29330	—	$0.31250
06/26/17	06/19/17	0.01920	0.29330	—	0.31250
09/26/17	09/19/17	0.01920	0.29330	—	0.31250
12/26/17	12/18/17	0.01920	0.29330	—	0.31250

		$0.07680	$1.17320	—	$1.25000
5.000% Series H Cumulative Preferred Stock
03/27/17	03/20/17	$0.01920	$0.29330	—	$0.31250
06/26/17	06/19/17	0.01920	0.29330	—	0.31250
09/26/17	09/19/17	0.01920	0.29330	—	0.31250
12/26/17	12/18/17	0.01920	0.29330	—	0.31250

		$0.07680	$1.17320	—	$1.25000
5.450% Series J Cumulative Preferred Stock
03/27/17	03/20/17	$0.02088	$0.31974	—	$0.34062
06/26/17	06/19/17	0.02088	0.31974	—	0.34062
09/26/17	09/19/17	0.02088	0.31974	—	0.34062
12/26/17	12/18/17	0.02088	0.31974	—	0.34062

		$0.08353	$1.27897	—	$1.36250

Auction Rate Series C and E Cumulative Preferred Stock

Auction Rate Preferred Stocks pay dividends weekly based on the maximum rate. The distributions derived from long term capital gains for the Auction Rate Series C and Series E Cumulative Preferred Stock were $1,201,027 and $470,798, respectively.

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in the 2017 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2017 were $142,071,544.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2017, the Fund paid to common, 5.875% Series D, 5.000% Series G, 5.000% Series H, and 5.450% Series J preferred shareholders ordinary income dividends totaling $0.0370, $0.0900, $0.0768, $0.0768, and $0.0835 per share, respectively. The Fund paid weekly distributions to auction rate Series C and Series E preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $27.23682 and $27.45447 per share, respectively, in 2017. For the year ended December 31, 2017, 100% of the ordinary income dividend qualified for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was deemed qualified dividend income and is reported in box 1b on Form 1099-DIV. The percentage of the ordinary income dividends paid by the Fund during 2017 derived from U.S. Government securities was 0.99%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2017. The percentage of U.S. Government securities held as of December 31, 2017 was 6.96%.

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2017

Historical Distribution Summary

Investment Income (c)		Short Term Capital Gains (c)	Long Term Capital Gains	Non-Taxable Return of Capital (b)	Total Distributions(a)	Adjustment to Cost Basis (d)
Common Stock
2017(e)	$0.03700	—	$0.56850	$0.00450	$0.61000	$0.00450
2016	0.06280	$0.00960	0.52320	0.00440	0.60000	0.00440
2015	0.05210	0.01020	0.43270	0.14500	0.64000	0.14500
2014(f)	0.04848	0.01772	0.47238	0.10143	0.64000	0.10143
2013	0.05000	0.06250	0.50750	—	0.62000	—
2012(g)	0.05800	0.10800	—	0.39400	0.56000	0.39400
2011	0.01676	0.00430	—	0.54895	0.57000	0.54895
2010	—	—	—	0.51000	0.51000	0.51000
2009	0.00040	—	—	0.71960	0.72000	0.71960
2008	0.01000	—	—	0.79000	0.80000	0.79000
5.875% Series D Cumulative Preferred Stock
2017	$0.09005	—	$1.37870	—	$1.46875	—
2016	0.15523	$0.02360	1.28992	—	1.46875	—
2015	0.15444	0.03023	1.28409	—	1.46876	—
2014	0.13222	0.04831	1.28822	—	1.46875	—
2013	0.11822	0.14819	1.20234	—	1.46875	—
2012	0.51428	0.95447	—	—	1.46875	—
2011	1.16910	0.29965	—	—	1.46875	—
2010	1.05723	—	—	$0.41152	1.46875	$0.41152
2009	1.46875	—	—	—	1.46875	—
2008	1.46875	—	—	—	1.46875	—
5.000% Series G Cumulative Preferred Stock
2017	$0.07680	—	$1.17320	—	$1.25000	—
2016	0.13200	$0.02000	1.09800	—	1.25000	—
2015	0.13160	0.02560	1.09280	—	1.25000	—
2014	0.11240	0.04120	1.09640	—	1.25000	—
2013	0.11270	0.14110	1.14550	—	1.39930	—
2012	0.21155	0.39262	—	—	0.60417	—
5.000% Series H Cumulative Preferred Stock
2017	$0.07680	—	$1.17320	—	$1.25000	—
2016	0.13200	$0.02000	1.09800	—	1.25000	—
2015	0.13160	0.02560	1.09280	—	1.25000	—
2014	0.11240	0.04120	1.09640	—	1.25000	—
2013	0.10080	0.12600	1.02320	—	1.25000	—
2012	0.10700	0.19860	—	—	0.30560	—
5.450% Series J Cumulative Preferred Stock
2017	$0.08353	—	$1.27897	—	$1.36250	—
2016	0.10640	$0.01618	0.88416	—	1.00674	—

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2017

Historical Distribution Summary (Continued)

	Investment Income (c)	Short Term Capital Gains (c)	Long Term Capital Gains	Non-Taxable Return of Capital (b)	Total Distributions(a)	Adjustment to Cost Basis (d)
Auction Rate Series C Cumulative Preferred Stock
2017	$ 27.23682	—	$417.02318	—	$444.26000	—
2016	18.45541	$ 2.80628	153.35831	—	174.62000	—
2015	4.58660	0.89764	38.13575	—	43.61999	—
2014	2.81131	1.02727	27.39142	—	31.23000	—
2013	2.49523	3.12766	25.37712	—	31.00000	—
2012	13.04312	24.20688	—	—	37.25000	—
2011	29.61842	7.59158	—	—	37.21000	—
2010	47.84624	—	—	$ 18.62376	66.47000	$18.62376
2009	70.60000	—	—	—	70.60000	—
2008	760.66000	—	—	—	760.66000	—

Auction Rate Series E Cumulative Preferred Stock
2017	$ 27.45447	—	$420.35553	—	$447.81000	—
2016	18.51566	$ 2.81544	153.85890	—	175.19000	—
2015	4.84737	0.94868	40.30395	—	46.10000	—
2014	2.68709	0.98187	26.18104	—	29.85000	—
2013	2.56686	3.21745	26.10568	—	31.89000	—
2012	12.47587	23.15413	—	—	35.63000	—
2011	27.47723	7.04277	—	—	34.52000	—
2010	48.73162	—	—	$ 18.96838	67.70000	$18.96838
2009	65.24000	—	—	—	65.24000	—
2008	783.29000	—	—	—	783.29000	—

(a) Total amounts may differ due to rounding.

(b) Non-taxable.

(c) Taxable as ordinary income.

(d) Decrease in cost basis.

(e) On November 6, 2017, the Fund also distributed Rights equivalent to $0.14 per common share based upon full subscription of all issued shares.

(f) On September 19, 2014, the Fund also distributed Rights equivalent to $0.12 per common share based upon full subscription of all issued shares.

(g) On June 29, 2012, the Fund also distributed Rights equivalent to $0.12 per common share based upon full subscription of all issued shares.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI EQUITY TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA degree from the Wharton School at the University of Pennsylvania.

Daniel M. Miller has been the portfolio manager of The Gabelli Focus Five Fund since inception of the investment strategy on January 1, 2012. He is also a Managing Director of GAMCO Investors, Inc. Mr. Miller joined the Firm in 2002 and graduated magna cum laude with a degree in finance from the University of Miami in Coral Gables, Florida.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGABX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI EQUITY TRUST INC.

One Corporate Center

Rye, NY 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e  info@gabelli.com

 GABELLI.COM

DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Michael J. Ferrantino

Chief Executive Officer,

InterEx, Inc.

Arthur V. Ferrara

Former Chairman &

Chief Executive Officer,

Guardian Life Insurance

Company of America

William F. Heitmann

Former Senior Vice President

of Finance,

Verizon Communications, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Molly A.F. Marion

Vice President & Ombudsman

Carter W. Austin

Vice President

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GAB Q4/2017

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

Effective February 22, 2017, Mr. Anthony R. Pustorino retired from the Board of Directors and Mr. William F. Heitmann was appointed as a member and the chairman of the audit committee. The Board of Directors has determined that Mr. Heitmann is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $51,621 for 2016 and $51,621 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,751 for 2016 and $4,750 for 2017. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $11,500 for 2017. All other fees represent services provided in review of registration statement.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, William F. Heitmann, and Salvatore J. Zizza.

Effective February 22, 2017, Mr. Pustorino retired from the Board of Directors and Mr. William F. Heitmann was appointed as a member and the chairman of the audit committee.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

POLICY REGARDING VOTING OF PROXIES ON BEHALF OF CLIENTS

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which an Adviser has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to Clients, and provide copies of such procedures upon request by such Clients; and (iv) disclose to Clients how they may obtain information from the Adviser about how the Adviser voted with respect to their Securities. Each Adviser is committed to implementing policies and procedures that conform with the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate the Adviser’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

The Voting of Proxies on Behalf of Clients

These following procedures will be used by each of the Advisers to determine how to vote proxies relating to portfolio Securities held by their Clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the investors in a Private Fund Client, RIC or Managed Account Client, on the one hand, and those of the Adviser; the principal underwriter; or any affiliated person of such Client, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a Client to vote the Client’s proxies in accordance with specific guidelines or procedures supplied by the Client (to the extent permitted by ERISA)1.

Proxy Voting Committee

The Advisers’ Proxy Voting Committee (the “Proxy Committee”) was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters of the Proxy Voting Guidelines, which are appended as EXHIBIT A to this Policy. The Proxy Committee includes representatives from Research, Administration, Legal, and the Advisers. Additional or

1 With respect to any Private Fund Client or RIC Client, such deviation from these guidelines will be disclosed in the offering materials for such Client.

Revised: July 27, 2017

replacement members of the Proxy Committee will be nominated by the Chairman and voted upon by the entire Proxy Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their Clients.

In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”), other third-party services and the analysts of G.research, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Voting Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Proxy Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel as controversial, taking into account the recommendations of ISS, Glass Lewis, other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or (3) may give rise to a conflict of interest between the Advisers and investors in the Clients or the Clients, the Chairman of the Proxy Committee will initially determine what vote to recommend that the relevant Adviser should cast and that determination will go before the Proxy Committee for review.

Conflicts of Interest

The Advisers have implemented this Policy in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Voting Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers seek to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with a proxy vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the investors in a Client regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a Client of one of the Adviser. A conflict also may arise when a Client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the General Counsel, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

Revised: July 27, 2017

Operation of the Proxy Committee

For matters submitted to the Proxy Committee, each member of the Proxy Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the portfolio manager of the applicable Client and any recommendations by G.research analysts. The portfolio manager, any member of Senior Management or the G.research analysts may be invited to present their viewpoints to the Proxy Committee. If the Director of Proxy Voting Services or the General Counsel believes that the matter before the Proxy Committee is one with respect to which a conflict of interest may exist between the Advisers and their Clients’ or investors, the General Counsel may provide an opinion to the Proxy Committee concerning the conflict. If the matter is one in which the interests of the Clients or investors, on the one hand, or the applicable Adviser, on the other, may diverge, The General Counsel may so advise and the Proxy Committee may make different recommendations as to different Clients. For any matters where the recommendation may trigger appraisal rights, The General Counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Proxy Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Committee, the Chairman of the Proxy Committee will cast the deciding vote. The Proxy Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Voting Guidelines express the normal preferences for the voting of any interests not covered by a contrary investment guideline provided by the Client, the Proxy Committee is not bound by the preferences set forth in the Proxy Voting Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to the General Counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

Social Issues and Other Client Guidelines

If a Client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the Client’s account file and forwarded to the Proxy Voting Department. This is the responsibility of the investment professional or sales assistant for the Client. In accordance with Department of Labor guidelines, each Adviser shall vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the Client in a manner consistent with any individual investment/voting guidelines provided by the Client. Otherwise the Advisers may abstain with respect to those shares.

Revised: July 27, 2017

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

Client Retention of Voting Rights

If a Client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the Client.

- Operations

- Proxy Department

- Investment professional assigned to the account

- Chief Compliance Officer

In the event that the Board of Directors (or a Committee thereof) of one or more of the Clients managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) of the Client with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the Clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the Client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases, the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

Voting Records and Client Disclosure

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their Clients. The Advisers will supply information on how they voted a Client’s proxy upon request from the Client or an investor in a Client.

Revised: July 27, 2017

Registered Investment Companies and Form N-PX

The complete voting records for each RIC that is managed by an Adviser will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the RIC proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Form ADV Disclosure

Each Adviser to a RIC or Private Fund Client will disclose in Part 2A of its Form ADV that such Clients may contact the Chief Compliance Officer during regular business hours, via email or telephone, to obtain information on how each Adviser voted such Client’s proxies for the past 5 years. The summary of this Policy included in each Adviser’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to this Policy outside of the annual update is voluntary. However, each Adviser will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

The Advisers’ proxy voting records will be retained in accordance with the Policy Regarding Recordkeeping.

Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

*        Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

*        Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Revised: July 27, 2017

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.
•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

*        Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

Revised: July 27, 2017

*        Banks and brokerage firms issuing proxies directly:

    The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised: July 27, 2017

EXHIBIT A

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of the Advisers to vote in the best economic interests of our Clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first Proxy Committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

*        Historical responsiveness to shareholders

                    This may include such areas as:

                             -Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of votes

*        Qualifications

*        Nominating committee in place

*        Number of outside directors on the board

*        Attendance at meetings

*        Overall performance

Revised: July 27, 2017

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

*        Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

*        Amount of stock currently authorized but not yet issued or reserved for stock option plans

*        Amount of additional stock to be authorized and its dilutive effect

Revised: July 27, 2017

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

    However, we look at this issue on a case-by-case basis. In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on the record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Revised: July 27, 2017

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board. Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers. As a fiduciary, we are obligated to vote in the best economic interests of our Clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price for ERISA Clients. We must take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the Client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our Clients. It is not our duty to impose our social judgment on others.

Revised: July 27, 2017

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA Clients, we will vote according to Client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control, unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

*        State of Incorporation

*        Management history of responsiveness to shareholders

*        Other mitigating factors

Poison Pills

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

*        Dilution of voting power or earnings per share by more than 10%.

*        Kind of stock to be awarded, to whom, when and how much.

*        Method of payment.

*        Amount of stock already authorized but not yet issued under existing stock plans.

Revised: July 27, 2017

*        The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority voting requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approval by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Proxy access is a tool to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case by case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Revised: July 27, 2017

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA from the Wharton School at the University of Pennsylvania.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Daniel M. Miller currently serves as a portfolio manager of Gabelli Funds, LLC. He is also a Managing Director of GAMCO Investors, Inc. Mr. Miller graduated magna cum laude with a degree in finance from the University of Miami in Coral Gables, Florida.

MANAGEMENT OF OTHER ACCOUNTS

Information provided as of December 31, 2017

The table below shows the number of other accounts managed by the portfolio manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	23	$18.2 billion	5	$3.7 billion
	Other Pooled Investment Vehicles:	9	$311.3 million	9	$311.3 million
	Other Accounts:	1,450	$14.6 billion	8	$1.4 billion
2. Kevin V. Dreyer	Registered Investment	7	$5.9	1	$2.6 billion

	Companies:		billion
	Other Pooled Investment Vehicles:	1	$93.6 million	0	0
	Other Accounts:	376	$1.9 billion	1	$52.5 million
3. Christopher J. Marangi	Registered Investment Companies:	7	$6.3 billion	1	$2.6 billion
	Other Pooled Investment Vehicles:	1	$93.6 million	0	0
	Other Accounts:	376	$1.9 billion	1	$52.5 million
4. Daniel M. Miller	Registered Investment Companies:	1	$153.2 million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	13	$160.4 million	0	0
5. Robert D. Leininger	Registered Investment Companies:	3	$2.7 billion	1	$2.0 billion
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	140	$491.5 million	1	$52.5 million

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies (including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Kevin V. Dreyer, Christopher J. Marangi, Daniel M. Miller, and Robert D. Leininger each owned over $1 million, $10,001- $50,000, $10,001- $50,000, $0, and $0, respectively, of shares of the Trust as of December 31, 2017.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/2017 through 07/31/2017	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 219,808,898 Preferred Series D – 2,363,860 Preferred Series G – 2,779,796 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000
Month #2 08/01/2017 through 08/31/2017	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 219,808,898 Preferred Series D – 2,363,860 Preferred Series G – 2,779,796 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000
Month #3 09/01/2017 through 09/30/2017	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 220,598,406 Preferred Series D – 2,363,860 Preferred Series G – 2,779,796 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000
Month #4 10/01/2017 through 10/31/2017	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 220,598,406 Preferred Series D – 2,363,860 Preferred Series G – 2,779,796 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000
Month #5 11/01/2017 through 11/30/2017	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – 220,598,406 Preferred Series D – 2,363,860 Preferred Series G – 2,779,796 Preferred Series H – 4,172,873

	Preferred Series J – N/A	Preferred Series J – N/A	Preferred Series J – N/A	Preferred Series J – 3,200,000
Month #6 12/01/2017 through 12/31/2017	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 252,111,690 Preferred Series D – 2,363,860 Preferred Series G – 2,779,796 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000
Total	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Equity Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2018

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	3/09/2018

* Print the name and title of each signing officer under his or her signature.